UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2023

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On December 26, 2023, Diodes Incorporated (the “Company”) Board of Directors appointed Gary Yu as President of the Company, effective January 2, 2024. Dr. Keh-Shew Lu shall remain Chairman, Chief Executive Officer (“CEO”) and principal executive officer of the Company. Mr. Yu shall remain the Company’s principal operating officer however he will no longer hold the title Chief Operating Officer.

Mr. Yu is the currently the Company’s COO. Mr. Yu has been with the Company since 2008. He was appointed COO on February 9, 2023. Prior to becoming COO, Mr. Yu most recently served as Senior Vice President with responsibility for Business Groups and the integration of Lite-On Semiconductor Corporation. Prior roles in the Company included President, Asia Pacific Region; General Manager of the Company’s Shanghai wafer fabrication operation and the Company's BCD business unit; Vice President of Asia Pacific Sales; and manager of the Company’s sensor and satellite business unit. Prior to joining the Company, Mr. Yu spent over ten years at Lite-On Semiconductor Corporation as Vice President, Worldwide Sales and at Texas Instruments in IT, finance and capacity planning positions. Mr. Yu holds a bachelor’s degree in MIS from Fu-Jen University, Taiwan, a master’s degree in Telecommunication Engineering from Southern Methodist University, and an MBA from the University of Dallas.

Mr. Yu is married to the niece of Dr. Keh-Shew Lu, the Company's current Chairman, President and CEO. Details of Mr. Yu’s compensation are provided in the Summary Compensation Table of the Company’s proxy statement filed with the United States Securities and Exchange Commission on April 13, 2023 in connection with the Company’s 2023 annual meeting of stockholders. Except as described herein, Mr. Yu has no family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Yu has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 26, 2023, the Company issued a press release announcing the election of Mr. Gary Yu as the Company’s President. A copy of the press release is furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Securities Exchange Act of 1934, unless that filing expressly refers to specific information in this Form 8-K. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Exhibit Number	Description
99.1	Press Release dated December 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED

Date:	December 26, 2023	By:	/s/Brett R. Whitmire
Brett R. Whitmire Chief Financial Officer